UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________
FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 28, 2017

J. C. PENNEY COMPANY, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation )	1-15274 (Commission File No.)	26-0037077 (IRS Employer Identification No.)
6501 Legacy Drive Plano, Texas (Address of principal executive offices)		75024-3698 (Zip code)

Registrant's telephone number, including area code: (972) 431-1000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company	□

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
□

Explanatory Note

This Form 8-K/A (Amendment No. 1) is being filed by J. C. Penney Company, Inc. (the “Company”) to update the disclosure in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 2, 2017.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)    The Board of Directors of the Company has appointed Debora A. Plunkett to the Audit Committee and the Corporate Governance Committee of the Board of Directors of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J. C. PENNEY COMPANY, INC.

By: /s/ Janet Link
Janet Link
Executive Vice President,
General Counsel

Date: May 19, 2017